SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                May 3, 2006
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities

On April 26, 2006 the Company completed the sale, in a private offering to a trust beneficially owned by a Director of the Company, of 820,000 units for $500,200. The units consist of 1 share of Class A Common Stock, together with a warrant to purchase 1 share at a price of $.65 per share.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Agreement
Exhibit 99.2 - Warrant

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006                  ALANCO TECHNOLOGIES, INC.

                                   By: /s/ John A Carlson
                                       -----------------------
                                       Chief Financial Officer